                                                                EXHIBIT 4.7.2



                                 NOTE AMENDMENT



Reference is made to that certain 12% Secured Redeemable Note (the "Note"), dated as of March 15, 1996 made by DSL Entertainment Group, Inc. ("Maker) in favor of Aaron Wolfson, (hereinafter, the "Holder").

This Amendment will confirm that the Holder has (i) agreed that the term "Maturity Date", as used in the Note, shall now mean June 30, 1998 and
(ii) consented to a change in the name of the Maker to Team Communications Group, Inc.

All other terms of the Note shall remain as set forth in therein.

Agreed to this 31st day of October, 1997.


                                                       Aaron Wolfson
                                              --------------------------------



                                              By:  /s/ Aaron Wolfson
                                                 ------------------------------

                                              Its:
                                                  -----------------------------


Team Communications Group, Inc.



By:  /s/ Drew S. Levin
   ------------------------------

Its:   President
    -----------------------------

                                 NOTE AMENDMENT



Reference is made to that certain 12% Secured Redeemable Note (the "Note"), dated as of March 15, 1996 made by DSL Entertainment Group, Inc. ("Maker) in favor of Abraham Wolfson, (hereinafter, the "Holder").

This Amendment will confirm that the Holder has (i) agreed that the term "Maturity Date", as used in the Note, shall now mean June 30, 1998 and
(ii) consented to a change in the name of the Maker to Team Communications Group, Inc.

All other terms of the Note shall remain as set forth in therein.

Agreed to this 31st day of October, 1997.


                                                       Abraham Wolfson
                                              --------------------------------



                                              By:  /s/ Abraham Wolfson
                                                 ------------------------------

                                              Its:
                                                  -----------------------------


Team Communications Group, Inc.



By:  /s/ Drew S. Levin
   ------------------------------

Its:   President
    -----------------------------

                                 NOTE AMENDMENT



Reference is made to that certain 12% Secured Redeemable Note (the "Note"), dated as of March 15, 1996 made by DSL Entertainment Group, Inc. ("Maker) in favor of Arielle Wolfson, (hereinafter, the "Holder").

This Amendment will confirm that the Holder has (i) agreed that the term "Maturity Date", as used in the Note, shall now mean June 30, 1998 and
(ii) consented to a change in the name of the Maker to Team Communications Group, Inc.

All other terms of the Note shall remain as set forth in therein.

Agreed to this 31st day of October, 1997.


                                                       Arielle Wolfson
                                              --------------------------------



                                              By:  /s/ Arielle Wolfson
                                                 ------------------------------

                                              Its:
                                                  -----------------------------


Team Communications Group, Inc.



By:  /s/ Drew S. Levin
   ------------------------------

Its:   President
    -----------------------------